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                                                                   Exhibit 10.4



                  PLEDGE AND SECURITY AGREEMENT-B (REFINANCING)


     THIS PLEDGE AND SECURITY AGREEMENT-B (REFINANCING), dated as of October 31, 1997 (this "Agreement"), is made by FORE SYSTEMS HOLDINGS CORPORATION, a Delaware corporation (the "Pledgor"), FORE Systems, Inc., a Delaware corporation ("FORE"), MELLON FINANCIAL SERVICES CORPORATION #4 (the "Tranche B Lender"), together with its successors and assigns from time to time, in its capacity as secured party hereunder (the "Pledgee"), and MELLON BANK, N.A., as custodian (in such capacity, the "Custodian"). Capitalized terms used but not otherwise defined in this Agreement have the respective meanings specified in (i) Appendix 1 to that certain Participation Agreement, dated as of December 13, 1995 (as amended, supplemented or otherwise modified from time to time, the "Participation Agreement"), among FORE Systems, Inc., Brush Creek Business Trust, a statutory Delaware business trust (the "Trust") acting through Wilmington Trust Company, not in its individual capacity except as expressly stated therein, but solely as Certificate Trustee, Mellon Financial Services Corporation #4 and Mellon Bank, N.A. and the rules of interpretation stated in such Appendix 1 shall be applicable to this Agreement and (ii) in the First Amendment to such Participation Agreement dated as of October 31, 1997.

                             PRELIMINARY STATEMENTS

                                    (1)     The Tranche B Lender has entered
                                            into the Amended and Restated Term
                                            Loan Agreement, pursuant to which
                                            the Tranche B Lender has agreed to
                                            make the Tranche B Loan to the
                                            Trust, to be evidenced by the
                                            Tranche B Note.

                                    (2)     Pledgor will deliver, or
                                            cause to be delivered from
                                            time to time, to the
                                            Custodian in accordance
                                            with the terms hereof and
                                            of that certain agreement
                                            between the

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                                            Pledgor and the
                                            Custodian (the "Custody
                                            Agreement-B"), Pledged
                                            Property with a Collateral
                                            Value in an amount not less
                                            than the Collateral
                                            Requirement and at all
                                            times until all obligations
                                            of the Guarantor and the
                                            Borrower created under the
                                            Refinancing Documents, with
                                            respect to the Tranche B
                                            Loan, have been fully
                                            satisfied or discharged in
                                            accordance with the terms
                                            thereof, to maintain, or
                                            cause to be maintained from
                                            time to time, Pledged
                                            Property with the Custodian
                                            in an amount not less than
                                            the Collateral Requirement
                                            from time to time
                                            thereafter, for the purpose
                                            of securing all
                                            obligations, with respect
                                            to the Tranche B Loan under
                                            the Guaranty Agreement as
                                            amended (whether for
                                            principal, interest,
                                            Make-Whole Premium or other
                                            amounts due and payable
                                            thereunder); provided,
                                            however, the maximum
                                            liability of the Pledgor
                                            hereunder and under the
                                            Guaranty Agreement (and of
                                            FORE under the Guaranty) is
                                            limited to Pledged Property
                                            required hereby to be
                                            pledged and the "Pledged
                                            Property" required to be
                                            pledged under the Pledge
                                            and Security Agreement - A
                                            (Refinancing), however such
                                            obligations are created,
                                            arising or evidenced,
                                            whether direct or indirect,
                                            joint or several, absolute
                                            or contingent, or now or
                                            hereafter existing, or due
                                            or to become due (including
                                            all amounts which would
                                            become due but for the
                                            operation of the automatic
                                            stay under Section 362(a)
                                            of the United States
                                            Bankruptcy Code, and



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                                            the operation of Sections 502(b) and
                                            506(b) of the United States
                                            Bankruptcy Code) (all of the
                                            foregoing, collectively, the
                                            "Secured Obligations").

                                    (3)     Pledgor acknowledges and
                                            agrees that it will derive
                                            substantial benefits from
                                            the execution and delivery
                                            of this Agreement, and each
                                            of the Refinancing Loan
                                            Documents to which it is a
                                            party, and the transactions
                                            contemplated thereunder.

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the Pledgor, the Custodian and the Pledgee, intending to be legally bound, hereby agree as follows:


SECTION 1. Pledge and Assignment. As collateral security for the due and punctual payment of all of the Secured Obligations, the Pledgor hereby pledges, assigns, conveys, transfers, delivers and grants to the Pledgee a security interest in and continuing lien on all of the following property, whether now owned or existing or hereafter acquired or arising, and wherever located (collectively, the "Collateral"), subject to the terms and conditions contained herein:

     (a) the Collateral Account (as hereinafter defined) and all moneys, funds, instruments, and securities, including, Pledged Property, now in or from time to time credited to or on deposit in the Collateral Account, including, all Pledged Property deposited in the Collateral Account pursuant to Sections 3 and 4(a) hereof;

     (b) all interest, profit (whether of cash or securities) and distributions of any of the foregoing; and

     (c) all proceeds (as defined in the Uniform Commercial Code) of the foregoing.


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     Notwithstanding anything to the contrary contained herein, in any other
Refinancing Loan Document, or in any other Operative Document, Mellon Financial Services Corporation #4 (in its capacity as Pledgee under this Agreement) shall only have rights in and to the Pledged Property until the repayment in full of the Secured Obligations.

     SECTION 2. Collateral Account; Transfer of Collateral; Definitions. (a) Concurrently herewith the Pledgor has established at the branch of the Custodian located at Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, a collateral account designated on the records of the Custodian as "FORE Systems Holding Corp. Collateral Account, Mellon Financial Services Corporation #4, as Secured Party," account number 856-37247-9 (herein, together with any substitution therefor, the "Collateral Account"). The Collateral Account shall be segregated from any and all other accounts or other property of the Pledgor, and subject to Section 4 hereof (with respect to permitted withdrawals) and Section 7 hereof (with respect to investment at the direction of Pledgor), the Pledgee shall have sole dominion and control over the Collateral Account. Without limiting the generality of the foregoing, so long as an Event of Default (as hereinafter defined) has occurred and is continuing the Pledgee shall have the sole right to make withdrawals from the Collateral Account. Except as expressly provided in Section 4, until the Secured Obligations are paid in full, the Pledgor shall have no right to make withdrawals from the Collateral Account or to otherwise exercise any control with respect to any securities or other property from time to time on deposit in or credited to the Collateral Account, or provide substitute Collateral.

     (b) Intentionally Omitted.

     (c) The Pledgor shall deliver with any securities transferred hereunder all appropriate undated bond powers, duly executed in blank and any and all other forms related to transfer requested by the Custodian, completed or executed so to make such transfer valid under applicable law and the rules of any securities exchange or otherwise.

     (d) The Pledgor and the Pledgee agree to do or take all actions (or omit from taking actions) in order to make all



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transfers contemplated hereby valid under applicable law and the rules of any securities exchange or otherwise.

     (e) (i) For the purpose of this Agreement, "Pledged Property" shall mean Marketable Collateral-B and any undistributed Earnings thereon delivered and duly pledged in accordance with Section 1 and maintained in accordance with
Section 3.

         (ii) For the purpose of this Agreement, the "Collateral Requirement" shall be an amount equal to 50% of the aggregate principal amount outstanding from time to time under the Tranche B Notes; and if Lessee refinances or refunds the Tranche A Loans in accordance with Section 3.8 of the Participation Agreement, the "Collateral Requirement" shall be as of the date the Tranche A Loan is repaid or assigned pursuant to Section 3.8 thereof an amount equal to the sum of 50% of the aggregate principal amount outstanding from time to time under the Tranche B Note plus an amount equal to the value of the Pledged Property in the Collateral Account had Earnings not been distributed at any time after the Refinancing Funding Date minus the value of the Pledged Property in the Collateral Account on the date upon which the Tranche A Loan is refinanced pursuant to Section 3.8 of the Participation Agreement (such amount shall be calculated by FORE and will be verified by Mellon Bank N.A.)

         (iii) For the purposes of establishing the Collateral Value of Pledged Property held in accordance with Sections 1, 3 and 4(a) in the Collateral Account, the term "Fair Market Value" shall mean, in the case of cash, the amount of such cash, and otherwise, the market value of the applicable Pledged Property as determined by reference to market quotes provided on the date of valuation by Bloomberg Financial Market Service, or if such rate is unavailable, by Interactive Data Services Inc., Telerate, Reuters and/or any major daily financial publication such as the Wall Street Journal or The New York Times.

         (iv) For the purpose of this Agreement "Collateral Value" shall mean
(i) in the case of cash 100% of the amount of such cash, (ii) in the case of a certificate of deposit issued by Mellon Bank, 100% of the Fair Market Value, and
(iii) in the case of Pledged Property, other than cash and a certificate of deposit issued by Mellon Bank, 90% of the Fair Market Value of the



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Pledged Property properly delivered and perfected hereunder.

     SECTION 3. Maintaining Pledged Property; Additional Deposits to Collateral Account. Subject to Section 4, the Pledgor shall maintain at all times until the Secured Obligations have been fully satisfied and discharged in accordance with the Refinancing Loan Documents Pledged Property in the Collateral Account having a Collateral Value equal to or greater than the Collateral Requirement. All such Pledged Property shall be unrestricted and shall not be subject to any Lien, except for the Liens created by the Refinancing Loan Documents. On the date, if any, the Tranche A Loans are repaid or assigned pursuant to Section 3.8 of the Participation Agreement, it is a condition precedent to such refinancing that the Pledgor transfer and assign to the Collateral Account sufficient additional Pledged Property so that the Collateral Value (after taking into account such transfer) is at least equal to the new Collateral Requirement.

     SECTION 4. Valuation; Required Collateral Level; Substitutions and Release.
(a) On the first Business Day of each calendar month during the Collateral Term, the Custodian shall determine the aggregate Collateral Value of the Pledged Property in the Collateral Account. Such determination shall be promptly furnished, in writing, to the Pledgor and the Pledgee. To the extent the Collateral Value of the Pledged Property in the Collateral Account is less than, at any time prior to the full satisfaction and discharge of the Secured Obligations in accordance with the terms of the Refinancing Loan Documents, the Collateral Requirement, the Pledgor promptly, but in any event within seven days after receipt of notice of such determination, shall transfer Pledged Property to such account in an amount equal to or exceeding the Collateral Value shortfall amount so that the Collateral Requirement is maintained at all times prior to the full satisfaction and discharge of the Secured Obligations in accordance with the terms of the Refinancing Loan Documents. To the extent the Collateral Value of the Pledged Property in the Collateral Account exceeds the Collateral Requirement on the first Business Day of any calendar month prior to the full satisfaction and discharge of the Secured Obligations in accordance with the terms of the Refinancing Loan Documents and no Event of Default (as hereinafter defined) or Default shall have occurred and be continuing, the Pledgor may request the



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Pledgee, with a copy to the Custodian, to release such excess Collateral to the
Pledgor or upon its order or the order of its designee, and the Pledgee shall release and direct the Custodian to release such excess Collateral to the Pledgor or upon its order in accordance with the release procedures set forth in
Section 4(b) below.

     (b) During such time as Pledged Property is held in the Collateral Account, upon delivery of prior notice to the Custodian, the Pledgor may, at any time and so long as no Event of Default shall have occurred and be continuing, substitute for any Collateral subject to this Agreement, other Pledged Property having in the aggregate at least equivalent Collateral Value, and such substitute Pledged Property shall be Collateral for all purposes hereunder. All such substitute Pledged Property shall be deposited in and credited to the Collateral Account, and shall be accompanied by proper instruments of assignment and/or bond powers executed in blank or to the Pledgee by the Pledgor in accordance with the instructions of the Pledgee. Collateral for which the Custodian has received substituted Collateral to the extent permitted hereunder or Collateral which is to be otherwise released in accordance with 4(a) above shall be promptly released by the Pledgee and shall be redelivered and retransferred to the Pledgor or transferred to such Pledgor's account by the Custodian upon the instructions of the Pledgor and shall be accompanied by proper instruments of reassignment and/or bond powers (as appropriate) executed by the Custodian (or its nominee) or the Pledgee, as applicable, as the Pledgor shall direct, all at the expense of the Pledgor and without recourse, representation or warranty by the Pledgee or the Custodian or any of their nominees (except for the representation that the released Collateral is free and clear of all Liens created by, through or under the Pledgee or the Custodian).

     (c) The delivery of a written notice pursuant to clause (a) above by the Pledgor to the Custodian, prior to effecting any sale, substitution, or additional pledge of Collateral as contemplated by this Section 4(c) shall constitute a representation and warranty by the Pledgor that, to Pledgor's knowledge, no violation of the rules and regulations of the Federal Reserve Board exists with respect to the Tranche B Loan and such sale, substitution or pledge of Collateral will not result in a violation of any rule or regulation of the Federal



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Reserve Board.

     SECTION 5. The Custodian. (a) The Pledgee hereby appoints the Custodian as the Pledgee's agent (i) for retaining physical possession of any cash included in the Collateral and any physical certificates or instruments or other physical representation or evidence of any Collateral in accordance with the provisions of this Agreement and (ii) for holding the interest of the Pledgee in all book-entry securities in accordance with the provisions of this Agreement. All Collateral shall be credited to the Collateral Account and segregated from all other property, including, without limitation, that of the Pledgor and the Pledgee. The Custodian hereby accepts such appointment.

     (b) The Custodian shall retain physical possession of the certificates or instruments representing or evidencing the Collateral if the Collateral is issued in physical form; provided that the Custodian may have such Collateral credited to the Custodian's account at The Depository Trust Company ("DTC"). If the Collateral is in book-entry form, the Collateral shall be (i) credited to the Custodian or its nominee in the Custodian's account at DTC or (ii) registered on the books of the issuer thereof in the name of the Custodian. The Custodian shall mark its books and records with respect to the Collateral to indicate security interests of the Pledgee in the Collateral. Certificated securities may be held (in the discretion of the Pledgee) in the name of the Pledgor, endorsed or assigned in blank, or endorsed or assigned to the Pledgee, the Custodian or DTC (or its nominee).

     (c) All book-entry obligations of the United States Government issued in the form of an entry on the records of the Federal Reserve Bank of New York shall be (1) identified on the records of the Federal Reserve Bank of New York for the account of Mellon Financial Services Corporation #4, or its agent and
(2) identified on the records of Mellon Bank, N.A. as part of the Collateral Account. The Custodian shall mark its books and records with respect to the Collateral to indicate the security interests of the Pledgee in the Collateral.

     (d) In addition, subject to Section 7 hereof, the Custodian shall at all times have the right to exchange certificates or



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instruments representing or evidencing Pledged Property for certificates or instruments for Pledged Property of smaller or larger denominations for any purpose consistent with its performance of this Agreement; provided that the aggregate principal amount of the certificates or instruments received upon such an exchange shall not be less than the aggregate principal amount of the certificates or instruments tendered for exchange.

     (e) The Custodian acknowledges receipt of this Agreement, certifies that no notice of any other security agreement or claim affecting the Collateral has been received by it, states that the Collateral will be held in the Collateral Account for the benefit of the Pledgee and agrees to hold the Collateral solely for the benefit of the Pledgee and subject to the control of the Pledgee, as provided in this Agreement. The Custodian agrees to exercise the same degree of care as exercised by banks generally for similar property in exercising its duties under this Agreement. The duties of the Custodian under this Agreement shall only be those set forth in this Agreement. Notwithstanding any other provision contained herein, Pledgor, Pledgee and Custodian agree that Custodian shall comply with entitlement orders originated by Pledgee with respect to any or all of the Collateral, without further consent from Pledgor. Pledgee agrees with and for the benefit of Pledgor, however, that Pledgee will not originate any such entitlement orders except if an Event of Default has occurred and is continuing or in order to release Collateral to Pledgor in accordance with the terms hereof. Custodian also shall comply with entitlement orders originated by Pledgor with respect to the Collateral to the extent provided herein. To the extent that the Custody Agreement-B is inconsistent with this Pledge and Security Agreement-B, this Pledge and Security Agreement-B shall control.

     SECTION 6. Interest, Distributions, etc. on Collateral. If, at any time on or after the Tranche A Loan is assigned or repaid pursuant to Section 3.8 of the Participation Agreement, the Pledgor shall become entitled to receive or shall receive any interest or other cash payments or property paid in respect of the Pledged Property (to the extent such property or other proceeds, profits, or other property is cash or is reduced to cash, the "Earnings") whether as an addition to, in substitution of, or in exchange for any security included in the Pledged Property, or otherwise, subject to Sections 4(a) and 4(b) the



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Pledgor agrees to accept the same as the Pledgee's agent and to hold the same in trust on behalf of and for the benefit of Pledgee and to convert the same to Pledged Property, as necessary, and to deliver the same forthwith to the Custodian with the endorsement of the Pledgor when necessary and/or appropriate undated bond powers, duly executed in blank, or to the Pledgee, as the Pledgee may direct, to be deposited in the Collateral Account.

     SECTION 7. Investment of Collateral. (a) The Custodian shall invest all moneys on deposit from time to time (including moneys on deposit upon the sale or maturity of securities) in the Collateral Account so long as no Event of Default or Default shall have occurred and be continuing, at the direction of the Pledgor, in Pledged Property having an equal or greater Collateral Value than the sold or matured security. Such investments, shall be maintained in the Collateral Account and shall be reinvested as provided in this paragraph. The Custodian shall collect so much of the moneys payable on account of interest as it is able to collect in the ordinary course and shall distribute the Earnings upon the written request of the Pledgor, no more frequently than once per fiscal quarter (unless an assignment or repayment of the Tranche A Loan is made under Section 3.8 of the Participation Agreement, in which event such Earnings shall be held in the Collateral Account, subject to Section 4), provided that in no event shall the provisions hereof impose on the Custodian the obligation to institute any collection proceedings, judicial or otherwise, in respect of investments comprising the Collateral. Neither the Custodian nor the Pledgee shall be liable or responsible for any loss resulting from any such investments, except for any such loss resulting from the gross negligence or willful misconduct of such person.

     SECTION 8. Rights of the Custodian. Neither the Custodian nor the Pledgee shall be liable or responsible for any loss resulting from any such investments, except for any such persons loss resulting from the gross negligence or willful misconduct of such person. Any or all of the Collateral may, if an Event of Default has occurred and is continuing, without notice, be registered in the name of the Custodian or its nominee or the Pledgee or its nominee, if not then so registered, and the Custodian or its nominee or the Pledgee or its nominee may thereafter without notice, exercise all rights, privileges or



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options pertaining to any of the securities included in the Collateral, if appropriate, as if it were the absolute owner thereof, all without liability except to account for property actually received by it, and the Pledgor shall execute and deliver (or cause to be executed and delivered) to the Custodian all powers of attorney, interest coupons and other instruments for the purpose of enabling the Custodian to exercise the rights and powers which the Custodian is entitled to exercise pursuant to this Section.

     SECTION 9. Application of Collateral by Custodian Prior to an Event of Default. At the Maturity Date if the Lessee shall have elected to purchase the Property pursuant to the Lease, so long as no Event of Default or Default shall have occurred and be continuing the Custodian shall, upon 10 days written notice from the Lessee and the Pledgor, liquidate the Pledged Property in the Collateral Account and apply the proceeds to any purchase of the Property pursuant to the Lease; provided, however, that the Custodian shall transfer the proceeds of such Pledged Property only upon receipt of a certification of Lessor stating that the Lessor has received or has made arrangements satisfactory to it to receive in connection with any such purchase an amount which, together with the proceeds of the Pledged Property, will be sufficient to pay the Lease Balance.

     SECTION 10. Events of Default. Each of the following events shall constitute an event of default under this Agreement (each, an "Event of Default"):

          (a) The failure of Pledgor to pay, after three days prior written notice by means of invoice, the reasonable fees and expenses of the Custodian;

          (b) The failure of Pledgor to comply with any of the terms or provisions of this Agreement, which (except as provided in (a) above) failure shall have continued for a period of five (5) days after written notice to FORE or Pledgor; or

          (c) A Lease Event of Default, or Refinancing Loan Agreement Event of Default shall occur and be continuing.

     SECTION 11. Remedies upon Default. If an Event of Default



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shall have occurred and be continuing, then the Pledgee shall have all the rights and remedies of a secured party under the Uniform Commercial Code (the "UCC") and other applicable law, and, in addition, the Pledgee, upon written notice to FORE, may direct the Custodian from time to time to:

          (a) deliver and pay over all or any portion of the Collateral in the Collateral Account to the Pledgee, to be applied to satisfy accrued and unpaid Secured Obligations;

          (b) sell the Collateral, or any part thereof, at any public or private sale or on any securities exchange, for cash, upon credit or for future delivery, as the Pledgee shall deem appropriate. The Pledgee shall be authorized at any such sale to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale, the Pledgee shall have the right to assign and transfer and have the Custodian transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Pledgor and FORE, and each of the Pledgor and FORE hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule or law or statute now existing or hereafter enacted. The Pledgee shall give the Pledgor at least ten (10) days' written notice of the Pledgee's intention to make any such public or private sale or sales at any broker's board or on any such securities exchange. Such notice, in case of public sale, shall state the time and place fixed for such sale. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places, as the Pledgee may fix in the notice of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one sale as an entirety or in separate sales, as the Pledgee may (in its sole and absolute discretion) determine and the Pledgee may bid (which bid may be in whole or in part, in the form of cancellation of indebtedness) for and purchase for the account of the Pledgee the whole or any part of the



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     Collateral. The Pledgee shall not be obligated to make any sale of
     Collateral if it shall determine not to do so, regardless of the fact that notice of sale of Collateral may have been given. The Pledgee may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case a sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Pledgee until the sale price is paid by the purchaser or purchasers thereof, but the Pledgee shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice; or

          (c) proceed by a suit or suits at law or in equity to foreclose the security interest granted under this Agreement and to sell the Collateral, or any portion thereof, pursuant to a judgment or decree of a court or courts of competent jurisdiction.

     In addition, the Pledgee shall have all of the rights granted to the Pledgee under this Agreement upon the occurrence of an Event of Default.

     FORE (but not the Pledgor) shall be liable for the deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay all amounts to which the Pledgee is entitled, and the fees and disbursements of any attorneys employed by the Pledgee to collect such deficiency.

     SECTION 12. Application of Proceeds of a Sale. The cash or proceeds of sale of Collateral sold pursuant to Section 11 of this Agreement shall be paid to the Pledgee until the Secured Obligations are paid in full; thereafter all such proceeds shall be delivered to the Pledgor.

     SECTION 13. Conditions of Effectiveness. This Agreement shall become effective when the Pledgee shall have received a counterpart of this Agreement duly executed and delivered by


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Pledgor.


     SECTION 14. Disposition, etc. Without the prior written consent of the Pledgee, the Pledgor agrees not to sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Pledged Property held in the Collateral Account, except as provided in Section 4, and Sections 11 and 12, of this Agreement, nor will it create, incur or permit to exist any Lien with respect to any of the Pledged Property held in the Collateral Account, or any interest therein, or any proceeds thereof, except for the lien and security interest provided for by this Agreement.

     SECTION 15. Exoneration; Indemnity. Neither the Custodian, the Pledgee, nor any director, officer or employee of the Custodian or the Pledgee, shall be liable to the Pledgor or FORE for any action taken or omitted to be taken by them or any one of them, pursuant to this Agreement, except to the extent arising from its or their own gross negligence or willful misconduct; nor shall the Custodian or the Pledgee be responsible for the validity, effectiveness or sufficiency hereof or of any document or security furnished pursuant hereto or in connection herewith. The Custodian and the Pledgee shall be entitled to rely on any communication, instrument or document believed by them to be genuine and correct and to have been signed or sent by the proper person or persons. FORE agrees to indemnify and hold harmless the Custodian and the Pledgee, and/or the directors, officers, employees, agents or nominees of the Custodian or the Pledgee, from and against any and all liability incurred by the Custodian or the Pledgee (or such agent or nominee) hereunder or in connection herewith, except to the extent such liability shall be due to willful misconduct or gross negligence on the part of the Custodian or the Pledgee or such directors, officers, employees, agents or nominees. In furtherance hereof, FORE acknowledges and agrees that the Custodian and the Pledgee may act on the instructions of the Pledgor acting alone with respect to all matters related hereto, including the receipt, release, transfer, substitution or investment of any Collateral or the transfer of any amounts pursuant hereto. Any liability of the Custodian and the Pledgee under this Agreement shall be several and not joint.

     SECTION 16. The Pledgee Appointed Attorney-in-Fact. The Pledgor hereby appoints the Pledgee and the Custodian, acting either individually or jointly, as the Pledgor's attorney-in-fact for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which they may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, both the Pledgee and the Custodian, acting either individually or jointly, shall have the right and power to receive, endorse and correct all checks, drafts and other orders for the payment of money made payable to the Pledgor representing any interest payment or other distribution payable or distributable in respect of the Collateral or any part thereof and to give full discharge for the same.

     SECTION 17. Change of Custodian. No change in Custodian may occur without the express written consent of the Pledgee and the Pledgor. The Custodian may resign by giving thirty (30) days' notice to the parties to this Agreement. The Pledgee may then appoint a successor Custodian with the prior written consent of the Pledgor, which shall not be unreasonably withheld or delayed, whereupon the successor Custodian shall succeed to the rights, powers and duties of the Custodian.

     SECTION 18. No Waiver; Cumulative Remedies. No failure on the part of Custodian or the Pledgee to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Custodian or the Pledgee preclude any other further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law or in equity.

     SECTION 19. Termination. This Agreement shall terminate on the payment in full of the Secured Obligations or the exercise and consummation of the Remarketing Option by the Lessee pursuant to Article XX of the Lease, and the payment of all other amounts owing to the Tranche B Lender under the Refinancing Loan Documents, at which time the Pledgee shall execute and deliver to the Pledgor an appropriate release and shall reassign, retransfer and redeliver (or cause to be reassigned, retransferred and redelivered) to the Pledgor, or to such person or persons as the Pledgor shall designate, against receipt, such of the Collateral pledged by the Pledgor as shall have not been sold or otherwise applied pursuant to the terms hereof and shall still be held by the Custodian pursuant to this Agreement, together with proper instruments of reassignment and retransfer. Any such reassignment and retransfer shall be without recourse, representation or warranty by the Pledgee or the Custodian (except for the representation that the released Pledged Property is free and clear of all Liens created by, through or under the Pledgee or the Custodian) and shall be at the expense of the Pledgor.

     SECTION 20. Notices. All communications and notices hereunder shall be in writing, unless otherwise specifically provided herein, and delivered or mailed by first-class mail, postage prepaid, registered or certified, return receipt requested, by overnight courier, or by facsimile transmission, to the address of the Pledgor (which shall be the same address as the address of FORE) and Pledgee set forth in the Participation Agreement, or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties hereto complying as to delivery with the terms of this Section. All notices, requests, demands and other communications provided for hereunder shall be effective upon deposit in the United States mail or upon facsimile transmission during business hours.

     SECTION 21. Further Assurances; etc. Each of the Pledgor, Pledgee and Custodian agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, including the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the security interests created hereby as may be reasonably required to effect the terms and provisions of this Agreement. The Pledgor also hereby irrevocably authorizes the Pledgee to file any such financing or continuation statement, without the signature of the Pledgor to the extent permitted by applicable law, as the Pledgee may at any time reasonably request in connection with the administration or enforcement of this Agreement in order better to assure and confirm unto the Pledgee its rights, powers and remedies hereunder. The Pledgor hereby consents and agrees that the issuers of or obligors in respect of the Collateral or any registrar or transfer agent or trustees for any of the Collateral shall be entitled to accept the provisions hereof as conclusive evidence of the right of the Pledgee to effect any transfer pursuant to this Agreement, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by the Pledgor or any other person to any of such issuers or obligors or to any such registrar or transfer agent or trustees. The Pledgor further covenants that it will defend the Pledgee's right, title and interest in the Collateral, from time to time pledged by the Pledgor, against the claims and demands of all Persons.

     SECTION 22. Assignment. This Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that neither Pledgor nor Pledgee shall be permitted to assign this Agreement except in connection with an assignment permitted under the Participation Agreement.

     SECTION 23. Amendments. Neither this Agreement nor any provisions hereof may be amended, modified, waived or terminated, except by an instrument in writing signed by a duly authorized officer of the Pledgee and the Pledgor.

     SECTION 24. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to conflicts of law principles.

     SECTION 25. Costs, Expenses and Taxes. FORE agrees to pay on demand all reasonable costs and expenses of, and all stamp and other taxes payable (including any penalties) incurred by the Custodian or the Pledgee in connection with the preparation, execution, delivery, administration and enforcement of this Agreement.

     SECTION 26. Fees and Expenses of Custodian. The fees and expenses of the Custodian shall be payable by FORE as set forth in a separate agreement between the Custodian and FORE, which fees shall be those fees customarily charged by custodians performing the foregoing services.

     SECTION 27. Headings. The headings in this Agreement are for convenience only and shall not be deemed or construed to affect the meaning or construction of any of the provisions of this Agreement.

     SECTION 28. Counterparts. This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

     SECTION 29. SUBMISSION OF JURISDICTION. TO THE FULLEST EXTENT PERMITTED BY LAW, THE PLEDGOR, PLEDGEE AND CUSTODIAN HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF PENNSYLVANIA AND ANY COURT OF THE COMMONWEALTH OF PENNSYLVANIA FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY. THE PLEDGOR, PLEDGEE AND CUSTODIAN IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBLIGATION WHICH SUCH PARTY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDINGS BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     IN WITNESS WHEREOF, the parties hereto have caused this PLEDGE AND SECURITY AGREEMENT-B (REFINANCING) to be duly executed by their duly authorized officers on the dates specified below with effect from the date first above written.


                                   FORE SYSTEMS HOLDING CORPORATION
                                   as Pledgor
Attest:
/s/ CHRISTOPHER H. GEBHARDT        By:    /s/ THOMAS J. GILL
---------------------------            -----------------------------------
                                       Name:  Thomas J. Gill
                                       Title: Treasurer



                                   FORE SYSTEMS, INC.

Attest:
/s/ CHRISTOPHER H. GEBHARDT        By:    /s/ THOMAS J. GILL
---------------------------            -----------------------------------
                                       Name:  Thomas J. Gill
                                       Title: Chief Operating Officer



                                   MELLON FINANCIAL SERVICES CORPORATION #4
                                   as Pledgee
Attest:
/s/ MICHAEL J. TIESI               By:    /s/ STEPHEN R. VIEHE
---------------------------            -----------------------------------
                                       Name:  Stephen R. Viehe
                                       Title: Vice President


                                   MELLON BANK, N.A.,
                                   as Custodian
Attest:
/s/ JEFFREY T. RECKER              By:    /s/ CHRISTINA HITCHINS
---------------------------            -----------------------------------
                                       Name:  Christina Hitchins
                                       Title: Officer

                                TABLE OF CONTENTS

                                                                                        Page
                                                                                        ----
SECTION 1.  Pledge and Assignment..........................................................2

SECTION 2.  Collateral Account; Transfer of Collateral; Definitions........................3

SECTION 3.  Maintaining Pledged Property; Additional Deposits to Collateral
                     Account...............................................................4

SECTION 4.  Valuation; Required Collateral Level; Substitutions and Release................4

SECTION 5.  The Custodian..................................................................6

SECTION 6.  Interest, Distributions, etc. on Collateral....................................7

SECTION 7.  Investment of Collateral.......................................................7

SECTION 8.  Rights of the Custodian........................................................8

SECTION 9.  Application of Collateral by Custodian Prior to an Event of Default............8

SECTION 10. Events of Default..............................................................8

SECTION 11. Remedies upon Default..........................................................9

SECTION 12. Application of Proceeds of a Sale.............................................10

SECTION 13. Conditions of Effectiveness...................................................10

SECTION 14. Disposition, etc..............................................................10

SECTION 15. Exoneration; Indemnity........................................................10

                                                                                        Page
                                                                                        ----

SECTION 16. The Pledgee Appointed Attorney-in-Fact........................................11

SECTION 17. Change of Custodian...........................................................11

SECTION 18. No Waiver; Cumulative Remedies................................................12

SECTION 19. Termination...................................................................12

SECTION 20. Notices.......................................................................12

SECTION 21. Further Assurances; etc.......................................................12

SECTION 22. Assignment....................................................................13

SECTION 23. Amendments....................................................................13

SECTION 24. Governing Law.................................................................13

SECTION 25. Costs, Expenses and Taxes.....................................................13

SECTION 26. Fees and Expenses of Custodian................................................13

SECTION 27. Headings......................................................................13

SECTION 28. Counterparts..................................................................14

SECTION 29. SUBMISSION OF JURISDICTION....................................................14



                                       ii